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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2004
                                                         ----------------

                          RAND ACQUISITION CORPORATION
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-50908               20-1195343
         --------                       ---------               ----------
 (State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)

  450 Park Avenue, 10th Floor, New York, New York                  10022
---------------------------------------------------------     ----------------
     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (212) 644-3450
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On November 2, 2004, the initial public offering ("IPO") of 4,000,000 Units
("Units") of Rand Acquisition Corporation (the "Company") was consummated. Each
Unit consists of one share of Common Stock, $.0001 par value per share ("Common
Stock"), and two Warrants ("Warrants"), each to purchase one share of Common
Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $24,000,000. Audited financial statements as of November 2,
2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on
Form 8-K.

     The Company has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, that, if this Current Report on Form 8-K is filed on November 2, 2004, then separate trading of the Common Stock and
Warrants included in the Company's Units may commence on or about November 9,
2004. A copy of the press release announcing separate trading of the Common
Stock and Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

         Exhibit 99.1       Audited Financial Statements

         Exhibit 99.2       Press release dated November 2, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 2, 2004              RAND ACQUISITION CORPORATION

                                       By:  /s/ Laurence S. Levy
                                            ------------------------------------
                                            Laurence S. Levy
                                            Chairman and Chief Executive Officer